UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021 (October 21, 2021)

SANDERSON FARMS, INC.

(Exact name of Registrant as Specified in its Charter)

Mississippi	1-14977	64-0615843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road, Laurel, Mississippi	39443
(Address of Principal Executive Offices)	(Zip Code)

(601) 649-4030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)_	Name of each exchange on which registered
Common Stock, $1 par value per share	SAFM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 21, 2021, Sanderson Farms, Inc., a Mississippi business corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), with Walnut Sycamore Holdings LLC, a Delaware limited liability company (“Parent”), Sycamore Merger Sub LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes of certain provisions specified therein, Wayne Farms LLC, a Delaware limited liability company (“Wayne Farms”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent.

As of September 8, 2021, the record date for the Special Meeting, there were 22,328,507 shares of common stock, par value $1.00 per share, of the Company (“Common Stock”), outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 19,364,637 shares of Common Stock, representing approximately 86.73% of the outstanding shares issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	the proposal to approve the Merger Agreement (the “Merger Agreement Proposal”);

(2)

the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

(3)

the proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

The Merger Agreement Proposal and the Adjournment Proposal were approved by the requisite vote of the Company’s stockholders. The Compensation Proposal was not approved by the Company’s stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 13, 2021.

1.	Proposal to approve the Merger Agreement:

For	Against	Abstain
19,229,528	107,273	27,836

2.

Proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement:

For	Against	Abstain
9,146,476	10,133,685	84,475

3.

Proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting:

For	Against	Abstain
17,382,311	1,933,522	48,803

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various customary conditions, including (1) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (2) the receipt of specified regulatory approvals so long as such approvals do not impose an MAE Detriment (as defined in the Merger Agreement) on the Company; (3) the absence of an order, injunction or law prohibiting the Merger; (4) the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement; (5) compliance in all material respects with the other party’s obligations under the Merger Agreement; and (6) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement. As of the date of this Current Report on Form 8-K, the Company continues to expect to complete the Merger in the fourth calendar quarter of 2021 or in the first calendar quarter of 2022.

Item 8.01	Other Events.

On October 21, 2021, the Company issued a press release announcing the preliminary results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated October 21, 2021.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended July 31, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving affiliates of Cargill and Continental Grain that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals), and the related transactions involving affiliates of Cargill and Continental Grain, in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s shares of common stock, par value $1.00 per share; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement entered into pursuant to the proposed transaction or of the transactions involving affiliates of Cargill and Continental Grain; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (8) significant transaction costs; (9) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (10) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above, and could include: high absentee rates that have prevented and may continue to prevent the Company from running some of its facilities at full capacity, or could in the future cause facility closures; (13) an inability of contract poultry producers to manage their flocks; (14) supply chain disruptions for feed grains; (15) further changes in customer orders due to shifting consumer patterns; (16) disruptions in logistics and the distribution chain for the Company’s products; (17) liquidity challenges; and (18) a continued or worsening decline in global commercial activity, among other unfavorable conditions.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this Current Report on Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this Current Report on Form 8-K may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC. (Registrant)

By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer, Chief Financial Officer and Chief Legal Officer

Date: October 22, 2021